UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2015

Commission File Number: 333-143597

Grid Petroleum Corporation
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Applied For
(NA)

4264 Lady Burton Street, Las Vegas, NV 89129
 (Address of principal executive offices)

720-590-4730
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain officers; Arrangements of Certain Officers.

Resignation of James Powell as a Director, Chairman, Secretary, Treasurer, President.

On September 9, 2015 James Powell announced his resignation as President, Secretary, Treasure, and Director of the Company.  There are no known disagreements with Mr. Powell regarding such resignation or any claims the Company may have against him.

On September 8, 2015 Edward Aruda, was appointed President, Director, Secretary, and Treasurer of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015

Grid Petroleum Corporation

By: /s/James Powell, Director
James Powell

By:/s/Eward Aruda, Director
Edward Aruda